 +ADwAIQ-DOCTYPE html PUBLIC +ACI--//W3C//DTD HTML 3.2//EN+ACIAPg- +ADw-html xmlns:o+AD0AIg-urn:schemas-microsoft-com:office:office+ACI- xmlns:w+AD0AIg-urn:schemas-microsoft-com:office:word+ACI- xmlns+AD0AIg-http://www.w3.org/TR/REC-html40+ACIAPg- +ADw-head+AD4- +ADw-meta http-equiv+AD0-Content-Type content+AD0AIg-text/html+ADs- charset+AD0-utf-7+ACIAPg- +ADw-meta name+AD0-ProgId content+AD0-Word.Document+AD4- +ADw-meta name+AD0-Generator content+AD0AIg-Microsoft Word 9+ACIAPg- +ADw-meta name+AD0-Originator content+AD0AIg-Microsoft Word 9+ACIAPg- +ADw-link rel+AD0-File-List href+AD0AIg-./exhibit10+AF8-1+AF8-files/filelist.xml+ACIAPg- +ADw-title+AD4-Exhibit 10.1+ADw-/title+AD4- +ADwAIQ---+AFs-if gte mso 9+AF0APgA8-xml+AD4- +ADw-o:DocumentProperties+AD4- +ADw-o:Author+AD4-Jennie Susanto+ADw-/o:Author+AD4- +ADw-o:Template+AD4-Normal+ADw-/o:Template+AD4- +ADw-o:LastAuthor+AD4-Jennie Susanto+ADw-/o:LastAuthor+AD4- +ADw-o:Revision+AD4-2+ADw-/o:Revision+AD4- +ADw-o:TotalTime+AD4-22+ADw-/o:TotalTime+AD4- +ADw-o:Created+AD4-2004-02-11T20:49:00Z+ADw-/o:Created+AD4- +ADw-o:LastSaved+AD4-2004-02-11T20:49:00Z+ADw-/o:LastSaved+AD4- +ADw-o:Pages+AD4-2+ADw-/o:Pages+AD4- +ADw-o:Words+AD4-881+ADw-/o:Words+AD4- +ADw-o:Characters+AD4-5025+ADw-/o:Characters+AD4- +ADw-o:Company+AD4-Quantum Corporation+ADw-/o:Company+AD4- +ADw-o:Lines+AD4-41+ADw-/o:Lines+AD4- +ADw-o:Paragraphs+AD4-10+ADw-/o:Paragraphs+AD4- +ADw-o:CharactersWithSpaces+AD4-6171+ADw-/o:CharactersWithSpaces+AD4- +ADw-o:Version+AD4-9.6926+ADw-/o:Version+AD4- +ADw-/o:DocumentProperties+AD4- +ADw-o:OfficeDocumentSettings+AD4- +ADw-o:DoNotRelyOnCSS/+AD4- +ADw-/o:OfficeDocumentSettings+AD4- +ADw-/xml+AD4APAAhAFs-endif+AF0---+AD4APAAh---+AFs-if gte mso 9+AF0APgA8-xml+AD4- +ADw-w:WordDocument+AD4- +ADw-w:Zoom+AD4-90+ADw-/w:Zoom+AD4- +ADw-/w:WordDocument+AD4- +ADw-/xml+AD4APAAhAFs-endif+AF0---+AD4- +ADw-style+AD4- +ADwAIQ--- /+ACo- Font Definitions +ACo-/ +AEA-font-face +AHs-font-family:+ACI-Arial Unicode MS+ACIAOw- panose-1:2 11 6 4 2 2 2 2 2 4+ADs- mso-font-charset:128+ADs- mso-generic-font-family:swiss+ADs- mso-font-pitch:variable+ADs- mso-font-signature:-1 -369098753 63 0 4129023 0+ADsAfQ- +AEA-font-face +AHs-font-family:+ACIAXABA-Arial Unicode MS+ACIAOw- panose-1:2 11 6 4 2 2 2 2 2 4+ADs- mso-font-charset:128+ADs- mso-generic-font-family:swiss+ADs- mso-font-pitch:variable+ADs- mso-font-signature:-1 -369098753 63 0 4129023 0+ADsAfQ- /+ACo- Style Definitions +ACo-/ p.MsoNormal, li.MsoNormal, div.MsoNormal +AHs-mso-style-parent:+ACIAIgA7- margin:0in+ADs- margin-bottom:.0001pt+ADs- mso-pagination:widow-orphan+ADs- font-size:12.0pt+ADs- font-family:+ACI-Arial Unicode MS+ACIAOw-+AH0- p +AHs-margin-right:0in+ADs- mso-margin-top-alt:auto+ADs- mso-margin-bottom-alt:auto+ADs- margin-left:0in+ADs- mso-pagination:widow-orphan+ADs- font-size:12.0pt+ADs- font-family:+ACI-Arial Unicode MS+ACIAOwB9- +AEA-page Section1 +AHs-size:8.5in 11.0in+ADs- margin:1.0in 1.25in 1.0in 1.25in+ADs- mso-header-margin:.5in+ADs- mso-footer-margin:.5in+ADs- mso-paper-source:0+ADsAfQ- div.Section1 +AHs-page:Section1+ADsAfQ- --+AD4- +ADw-/style+AD4- +ADw-/head+AD4- +ADw-body lang+AD0-EN-US style+AD0-'tab-interval:.5in'+AD4- +ADwAIQ-doctype html+AD4- +ADw-div class+AD0-Section1+AD4- +ADw-p align+AD0-right style+AD0-'text-align:right'+AD4APA-b+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-font-weight:bold'+AD4- +ADwAIQ-doctype html+AD4- +ADwAIQ-doctype html+AD4- +ADwAIQ-doctype html+AD4- Exhibit 10.1+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/b+AD4APA-/p+AD4- +ADw-p align+AD0-center style+AD0-'text-align:center'+AD4APA-b+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-font-weight:bold'+AD4-AMENDMENT TO+ADw-br+AD4- MASTER SUPPLY AND INTELLECTUAL PROPERTY LICENSE AGREEMENT+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/b+AD4APA-/p+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-THIS AMENDMENT (the +IBwAPA-u+AD4-Amendment+ADw-/u+AD4gHQ-) to that certain Master Supply and Intellectual Property License Agreement (the +IBwAPA-u+AD4-Agreement+ADw-/u+AD4gHQ-), dated and made effective on December 10, 2002, is made and entered into as of this first day of April, 2003, by and between Quantum Corporation, a Delaware corporation, having its principal place of business at 501 Sycamore Drive, Milpitas, California, 95035, and its wholly-owned subsidiaries and Affiliates (collectively +IBw-Quantum+IB0-) and Jabil Circuit, Inc., a Delaware corporation, having its principal place of business at 10560 Ninth Street North, St. Petersburg, Florida, 33716 and its wholly-owned subsidiaries and Affiliates (collectively +IBw-Jabil+IB0-).+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-p align+AD0-center style+AD0-'text-align:center'+AD4APA-b+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-font-weight:bold'+AD4-RECITALS+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/b+AD4APA-/p+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-NOW, THEREFORE, in consideration of the mutual promises, covenants and other terms and conditions contained in this Amendment and for other good and valuable consideration, the receipt of which is acknowledged by both parties, the parties agree as follows:+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-1.+ACY-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAPA-u+AD4-Amendments+ADw-/u+AD4-.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-table border+AD0-0 cellspacing+AD0-0 cellpadding+AD0-0 style+AD0-'mso-cellspacing:0in+ADs- mso-padding-alt:0in 0in 0in 0in'+AD4- +ADw-tr+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-a)+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td colspan+AD0-2 valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-The Agreement is hereby amended and modified so that Section 1.26 is deleted in its entirety and replaced with the following new section:+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td colspan+AD0-2 valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-1.26+ACY-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-a) SSG shall mean Quantum+IBk-s Storage Solution Group.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td colspan+AD0-2 valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-b) The +ACY-quot+ADs-SSG Products+ACY-quot+ADs- shall mean that subset of the Products produced for SSG including the Superloader, drive Canister Assemblies and M1500 Products.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-b)+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td colspan+AD0-2 valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-The Agreement is hereby amended and modified so that Section 11.2 is deleted in its entirety and replaced with the following new section:+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td colspan+AD0-2 valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-11.2+ADw-a name+AD0AIgBf-DV+AF8-C331+ACIAPgAm-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-Jabil Parties' Workmanship Warranty:+ACY-nbsp+ADsAPA-/a+AD4- +ADw-a name+AD0AIgBf-DV+AF8-M278+ACIAPgA8-/a+AD4-Jabil warrants that all of the Products supplied to Quantum hereunder shall conform to all applicable Specifications, and that all such Products except for the SSG Products shall be free from defects in Workmanship for a period of one (1) year from the date of manufacture and that the SSG Products shall be free from defects in Workmanship for a period of three (3) years from the date of manufacture. These warranties are extended to, and may only be enforced by, Quantum.+ACY-nbsp+ADs- In addition, Jabil shall use Commercially Reasonable Efforts to assure that vendor warranties with respect to all materials, parts and components used in the Products extend for the benefit of Quantum, regardless of the length of any such warranty. For the avoidance of doubt, this warranty shall not apply to defects resulting from the design of the Products, or from materials, parts, or components, provided that such materials, parts or components have been purchased by Jabil pursuant to the AVL, or as otherwise +ADw-a name+AD0AIgBf-DV+AF8-M281+ACIAPgA8-/a+AD4APA-a name+AD0AIgBf-DV+AF8-M280+ACIAPgA8-/a+AD4APA-a name+AD0AIgBf-DV+AF8-M279+ACIAPgA8-/a+AD4-approved in writing by Quantum.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4-+ADw-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'padding:0in 0in 0in 0in'+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-/table+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-2.+ACY-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAPA-u+AD4-Terms+ADs- No Other Changes+ADw-/u+AD4-.+ACY-nbsp+ADs- Any capitalized terms contained in this Amendment and not defined in this Amendment have the meanings for such terms as are set forth in the Agreement.+ACY-nbsp+ADs- Except as expressly provided in this Amendment, the Agreement remains un-amended and unmodified and in full force and effect.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-3.+ACY-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAPA-u+AD4-General+ADw-/u+AD4-.+ACY-nbsp+ADs- This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreements, negotiations, or representations between the parties with respect to the subject matter hereof, whether written or oral.+ACY-nbsp+ADs- This Amendment may be modified only by a subsequent written agreement signed by the parties.+ACY-nbsp+ADs- If any provision of this Amendment is held to be unenforceable, the remaining provisions will continue unaffected.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-4.+ACY-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAPA-u+AD4-Governing Law and Dispute Resolution.+ADw-/u+AD4AJg-nbsp+ADs- This Amendment, shall be governed by, and interpreted in accordance with, the laws of the State of +ADw-a name+AD0AIgBf-DV+AF8-C412+ACIAPg-Delaware+ADw-/a+AD4APA-a name+AD0AIgBf-DV+AF8-M375+ACIAPgA8-/a+AD4-, excluding conflicts of laws principles and any application of the U.N. Convention on Contracts for the International Sale of Goods.+ACY-nbsp+ADs- Any dispute between the parties relating to the validity, performance, interpretation or construction of this Amendment shall be resolved in accordance with +ADw-a name+AD0AIgBf-DV+AF8-C414+ACIAPg-Delaware+ADw-/a+AD4APA-a name+AD0AIgBf-DV+AF8-M376+ACIAPgA8-/a+AD4- law and in the federal or state courts of +ADw-a name+AD0AIgBf-DV+AF8-C416+ACIAPg-Delaware+ADw-/a+AD4APA-a name+AD0AIgBf-DV+AF8-M377+ACIAPgA8-/a+AD4-.+ACY-nbsp+ADs- The parties to this Amendment hereby irrevocably consent to the personal jurisdiction of the federal and state courts in +ADw-a name+AD0AIgBf-DV+AF8-C418+ACIAPg-Delaware+ADw-/a+AD4APA-a name+AD0AIgBf-DV+AF8-M378+ACIAPgA8-/a+AD4- for the resolution of all disputes hereunder.+ACY-nbsp+ADs- Notwithstanding the provisions of this Section, the parties shall have the right to seek relief, including preliminary and permanent injunctive relief, in any court of competent jurisdiction to prevent the unauthorized use, misappropriation, disclosure or infringement of any of intellectual property of the parties or Confidential Information.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-IN WITNESS WHEREOF, the parties have had this Amendment executed by their respective duly authorized officers on the day and date first written above.+ACY-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-Quantum Corporation+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-By: +ADw-u+AD4APA-span style+AD0AIg-mso-spacerun: yes+ACIAPgAm-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAPA-/span+AD4-/s/ Curt Kane+ADw-/u+AD4AXwBfAF8AXwBfAF8AXwBfAF8AXwBfAF8AXwBfAF8AXwBfADw-br+AD4- +ACY-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-Name: +ADw-u+AD4APA-span style+AD0AIg-mso-spacerun: yes+ACIAPgAm-nbsp+ADsAJg-nbsp+ADsAPA-/span+AD4-Curt Kane+ADw-/u+AD4AXwBfAF8AXwBfAF8AXwBfAF8AXwBfAF8AXwBfAF8AXwA8-br+AD4- +ACY-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-+ACY-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-Title: +ADw-u+AD4-Vice President DLTG Supply Chain+ADw-/u+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-Quantum Peripherals (Europe) S.A.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-By: +ADw-u+AD4APA-span style+AD0AIg-mso-spacerun: yes+ACIAPgAm-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAPA-/span+AD4-/s/ Franco Mezzullo+ADw-/u+AD4AXwBfAF8AXwBfAF8AXwBfAF8AXwA8-br+AD4- +ACY-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-+ACY-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-Name: +ADw-u+AD4APA-span style+AD0AIg-mso-spacerun: yes+ACIAPgAm-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAPA-/span+AD4-Franco Mezzullo+ADw-/u+AD4AXwBfAF8AXwBfAF8AXwBfAF8AXwA8-br+AD4- +ACY-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-Title: +ADw-u+AD4APA-span style+AD0AIg-mso-spacerun: yes+ACIAPgAm-nbsp+ADsAJg-nbsp+ADsAPA-/span+AD4-VP International Sales+ADw-/u+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-Jabil Circuit Inc.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-+ACY-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-By: +ADw-u+AD4APA-span style+AD0AIg-mso-spacerun: yes+ACIAPgAm-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAPA-/span+AD4-/s/ Cory Schuck+ADw-/u+AD4AXwBfAF8AXwBfAF8AXwBfAF8AXwBfAF8AXwA8-br+AD4- +ACY-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-Name: +ADw-u+AD4APA-span style+AD0AIg-mso-spacerun: yes+ACIAPgAm-nbsp+ADsAJg-nbsp+ADsAPA-/span+AD4-Cory Schuck+ADw-/u+AD4AXwBfAF8AXwBfAF8AXwBfAF8AXwBfAF8AXwA8-br+AD4- +ACY-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-Title: +ADw-u+AD4APA-span style+AD0AIg-mso-spacerun: yes+ACIAPgAm-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAPA-/span+AD4-Business Unit Director+ADw-/u+AD4AXwBfAF8AXwBfAF8APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-p+AD4APA-font size+AD0-3 face+AD0AIg-Times New Roman+ACIAPgA8-span style+AD0-'font-size:12.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJg-nbsp+ADsAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/font+AD4APA-/p+AD4- +ADw-/div+AD4- +ADw-/body+AD4- +ADw-/html+AD4-